UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive, Suite 220 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(248) 957-9024
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 6, 2025, Opus Genetics, Inc. (the “Company”) issued a press release announcing a $23 million registered direct offering (the “Offering”), a copy of which is furnished as Exhibit 99.1 hereto.

Also on November 6, 2025, the Company issued a press release announcing the successful completion of a Type B Regenerative Medicine Advanced Therapy (“RMAT”) meeting with the U.S. Food and Drug Administration (“FDA”) regarding OPGx-LCA5, its gene therapy candidate for Leber congenital amaurosis (“LCA”) caused by mutations in the LCA5 gene, a copy of which is furnished as Exhibit 99.2 hereto.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

The Company announced the successful completion of a Type B RMAT meeting with the FDA regarding OPGx-LCA5, its gene therapy candidate for LCA caused by mutations in the LCA5 gene. The meeting provided constructive feedback from the FDA on key elements of the Company’s registration strategy, including Chemistry, Manufacturing and Controls (CMC) and the pivotal trial design. The FDA acknowledged the significant unmet medical need for individuals with LCA5-related blindness and reaffirmed its commitment to regulatory flexibility for rare genetic diseases. To date in the Phase 1/2 portion of the trial, six late-stage participants have been treated with OPGx-LCA5, all of whom have experienced clinically meaningful improvements in vision, providing evidence of biological activity with the potential for functional restoration of vision in individuals with advanced disease.

The Company will incorporate the FDA’s feedback into its updated clinical development and CMC plans for the Phase 3 portion of the study, which will include enrolling as few as eight participants in a single-arm, 12-month study utilizing an adaptive design and provides flexibility regarding endpoints and number of participants, reflective of LCA5 as a rare condition with an urgent medical need.

The Company expects the Phase 3 portion of the trial will include a run-in period prior to dosing to evaluate the natural history of each participant to serve as their own control in the study. The Company is actively identifying patients for this segment and has enrolled the first participant for ongoing disease monitoring. Efficacy and safety will be assessed using measures such as visual acuity, full-field stimulus testing, microperimetry, and the Multi-Luminance Orientation and Mobility Test (MLoMT). Following availability of validated clinical drug supply manufactured with the intended commercial processes, dosing with OPGx-LCA5 is anticipated in the second half of 2026, with topline clinical data expected approximately one year later.

In September 2025, the FDA introduced the Rare Disease Evidence Principles (RDEP) review process to facilitate the approval of drugs intended to treat rare diseases with very small patient populations, a significant unmet medical need and a known genetic defect that is the major driver of the pathophysiology. With a patient population of fewer than 1,000 individuals, the Company believes that its LCA5 program meets the eligibility criteria for the RDEP process and plans to submit an application.

Including expected proceeds from the Offering and based on current operating plans, the Company expects its cash resources will fund operations into the second half of 2027, excluding any potential proceeds from callable warrants or future milestone payments.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Opus Genetics, Inc., dated November 6, 2025.

99.2	Press Release of Opus Genetics, Inc., dated November 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the intended use of proceeds of the Offering and other statements relating to the Offering. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,”, “strive”, “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to the Company. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions. Actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, without limitation, risks and uncertainties associated with the consummation of the Offering, uncertainties related to market conditions, the satisfaction of customary closing conditions, the completion of the Offering on the anticipated terms or at all, general economic conditions and other risks identified from time to time in the reports the Company files with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date: November 6, 2025	By:	/s/ Dr. George Magrath
	Name:	Dr. George Magrath
	Title:	Chief Executive Officer